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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         August  20, 2003
                                                 -------------------------------




                                  AMETEK, Inc.
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             (Exact name of registrant as specified in its charter)







          DELAWARE                          1-12981               14-1682544
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(State or other jurisdiction of          (Commission         (I.R.S. Employer
 incorporation or organization)           File Number)      Identification No.)



37 North Valley Road, Building 4, P.O. Box 1764, Paoli, Pennsylvania     19301
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           (Address of principal executive offices)                   (Zip Code)




Registrant's telephone number, including area code   610-647-2121
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                                  AMETEK, Inc.

Item 5. Other Events

      On August 19, 2003, AMETEK, Inc. issued a press release announcing that restricted stock granted to Frank Hermance, its Chairman and Chief Executive Officer had vested. A copy of the press release is attached as Exhibit 99(a) to this report. The information contained in said press release is hereby incorporated by reference in this Form 8-K.

Item 7. Financial Statements and Exhibits.


(c)   Exhibit

      Exhibit Number                   Description
      --------------                   -----------

        99(a)            Copy of press release issued by AMETEK, Inc. on August
                         19, 2003.





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                                  AMETEK, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       AMETEK, Inc.
                                          -------------------------------------
                                                      (Registrant)




                                        By   /s/ Robert R. Mandos, Jr.
                                          --------------------------------------
                                                   Robert R. Mandos, Jr.
                                                   Vice President & Comptroller
                                                  (Principal Accounting Officer)

August 20, 2003




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                                  AMETEK, Inc.

                                  EXHIBIT INDEX

   Exhibit Number                   Description
    --------------                   -----------

        99(a)            Copy of press release issued by AMETEK, Inc. on August
                         19, 2003.



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